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                                                                    EXHIBIT 99.2

                               CERTIFICATE OF THE
                           CHIEF FINANCIAL OFFICER OF
                     UNIVERSAL FOREST PRODUCTS SHOFFNER LLC

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350):

         I, Michael R. Cole, Chief Financial Officer of Universal Forest Products Shoffner LLC, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

         (1) The annual report on Form 11-K for the year ended December 28, 2002, which this statement accompanies, fully complies with requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this annual report on Form 11-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Universal Forest Products Shoffner LLC.


                                         UNIVERSAL FOREST PRODUCTS SHOFFNER LLC


Date:      June 20, 2003                 By:   /s/ Michael R. Cole
       --------------------                    ---------------------------------
                                               Michael R. Cole
                                         Its:  Chief Financial Officer